                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 21, 2005


                          THE MAJESTIC STAR CASINO, LLC
                     THE MAJESTIC STAR CASINO CAPITAL CORP.
             (Exact name of Registrant as Specified in its Charter)

           INDIANA                    333-06489                  43-1664986
           INDIANA                                               35-2100872
(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)           Identification No.)


                         301 FREMONT STREET, 12TH FLOOR
                             LAS VEGAS, NEVADA 89101
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (702) 388-2224

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On December 21, 2005, pursuant to a Stock Purchase Agreement, dated November 3, 2005, between The Majestic Star Casino, LLC (the "Company") and Trump Entertainment Resorts Holdings, L.P., the Company completed the acquisition (the "Acquisition") of 100% of the stock of Trump Indiana, Inc. ("Trump Indiana"). Trump Indiana owns and operates a casino vessel and hotel at Buffington Harbor in Gary, Indiana. The Company paid a purchase price of $253.0 million, exclusive of debt and other long term Trump Indiana obligations, subject to certain adjustments and customary representations and warranties. The Company currently owns a casino vessel adjacent to Trump Indiana's casino vessel, and through a joint venture with Trump Indiana, owns and operates Buffington Harbor Riverboats, L.L.C. ("BHR"), which manages all ancillary operations at Buffington Harbor. Trump Indiana and the Company jointly own Buffington Harbor Parking Associates, LLC ("BHPA") which owns the parking garage located at Buffington Harbor. The name of Trump Indiana was changed to The Majestic Star Casino II, Inc. ("Majestic Star II") immediately following the acquisition.

The foregoing description of the Stock Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, a copy of which was filed with the Securities and Exchange Commission on November 9, 2005 as Exhibit 2.1 to the Company's Current Report on Form 8-K and is incorporated herein by reference.

A copy of the press release issued by the Company announcing the completion of the Acquisition is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

A. NOTE OFFERINGS

As of December 16, 2005, the Company and one of its wholly owned subsidiaries, The Majestic Star Casino Capital Corp. ("Capital" and, together with the Company, the "Senior Secured Notes Issuers"), entered into a Purchase Agreement (the "Senior Secured Notes Purchase Agreement") with Jefferies & Company, Inc. (the "Initial Purchaser") with respect to the issuance of $40.0 million aggregate principal amount of 9 1/2% Senior Secured Notes due 2010 (the "Senior Secured Notes"). On the same date, the Company and another of its wholly owned subsidiaries, Majestic Star Casino Capital Corp. II ("Capital Corp. II" and, together with the Company, the "Senior Notes Issuers"), entered into a Purchase Agreement (the "Senior Notes Purchase Agreement" and, together with the Senior Secured Notes Purchase Agreement, the "Purchase Agreements") with the Initial Purchaser with respect to the issuance of $200.0 million aggregate principal amount of 9 3/4% Senior Notes due 2011 (the "Senior Notes" and, together with the Senior Secured Notes, the "Notes"). The Senior Secured Notes Issuers and the Senior Notes Issuers are referred to collectively herein as the "Issuers."

Under the Purchase Agreements, the Notes were offered and sold to the Initial Purchaser and the Initial Purchaser has acknowledged and agreed that during the initial distribution of the Notes, it will offer or sell the Notes only to (i) "qualified institutional buyers" within the meaning of Rule



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144A under the Securities Act of 1933, as amended (the "Securities Act"), (ii)
outside the United States in compliance with Regulation S under the Securities Act, or (iii) to a limited number of other institutional "accredited investors" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

On December 21, 2005, the Issuers completed the offering of the Notes and issued the Notes pursuant to two Indentures. The Senior Secured Notes were issued pursuant to an Indenture, dated as of October 7, 2003, among the Company, Capital, subsidiary guarantors named therein and the Bank of New York as Trustee (the "Senior Secured Notes Indenture"), under which the Company and Capital previously issued $260.0 million of 9 1/2% Senior Secured Notes due 2010. On December 21, 2005, the Senior Secured Notes Indenture was supplemented with two Supplemental Indentures, one for the purpose of making changes to the Senior Secured Notes Indenture required for the issuance of the Senior Secured Notes under the Senior Secured Notes Indenture and the other to add new subsidiaries of the Company as subsidiary guarantors. The Senior Notes were issued pursuant to an Indenture, dated as of December 21, 2005, among the Company, Capital II, subsidiary guarantors named therein and The Bank of New York Trust Company, N.A., as trustee (the "Senior Notes Indenture" and, together with the Senior Secured Notes Indenture, the "Indentures").

The Senior Secured Notes are guaranteed by each of the Company's restricted subsidiaries and will be the senior secured obligations of the Senior Secured Notes Issuers and such restricted subsidiaries, ranking equally with all of the Senior Secured Notes Issuers' and such restricted subsidiaries' existing and future senior obligations, and senior to the Senior Secured Notes Issuers' and such restricted subsidiaries' subordinated indebtedness. The Senior Secured Notes and the related guarantees are secured by a second priority lien on substantially all of the assets of the Company and its restricted subsidiaries, other than excluded assets. The Company's senior secured credit facility is also secured by all such assets on a first lien basis. All of the capital stock of the Company and all of the assets (other than excluded assets) and capital stock of Majestic Star II are pledged to secure the Senior Secured Notes and related guarantees on a second lien basis and the Company's senior secured credit facility on a first lien basis. Interest on the Senior Secured Notes is payable in arrears on April 15 and October 15 of each year, beginning on April 15, 2006. The Senior Secured Notes were issued with accrued interest from October 15, 2005. On or after October 15, 2007, the Senior Secured Notes Issuers may redeem all or a portion of the Senior Secured Notes at the redemption prices that start at 104.875% of their aggregate principal amount, plus accrued and unpaid interest to the date of redemption. In addition, prior to October 15, 2006, the Senior Secured Notes Issuers may redeem up to 35% of the original aggregate principal amount of the Senior Secured Notes at a redemption price of 109.500%, plus accrued and unpaid interest to the date of redemption with the net proceeds of certain equity offerings.

The Senior Notes are guaranteed by each of the Company's restricted subsidiaries (other than Capital and Capital II) and will be the senior unsecured obligations of the Senior Notes Issuers and such restricted subsidiaries, ranking equally with all of the Senior Notes Issuers' and such restricted subsidiaries' existing and future senior obligations and senior to all of the Senior Notes Issuers' and such restricted subsidiaries' existing and future subordinated indebtedness.

However, as neither the Senior Notes nor the related guarantees will be secured, they will be effectively subordinated to all of the Company's and its subsidiaries' senior secured indebtedness. Interest on the Senior Notes is payable in arrears on April 15 and October 15 of each year, beginning on April 15, 2006. On or after October 15, 2008, the Senior Notes Issuers may redeem all or a portion of the Senior Notes at the redemption prices that start at 104.875% of their aggregate principal amount, plus accrued and unpaid interest to the date of redemption. In addition, prior to October 15, 2008, the Senior Notes Issuers may redeem up to 35% of the original aggregate principal amount of the Senior Notes at a redemption price of 109.750%, plus accrued and unpaid interest to the date of redemption with the net proceeds from certain equity offerings.

The Indentures contain covenants limiting the ability of the Company and its restricted subsidiaries to, among other things:

         o        incur more debt or issue certain equity interests;

         o pay dividends, redeem or purchase their equity interests or make other distributions;

         o        make certain acquisitions or investments;

         o use assets as security in other transactions or otherwise create liens;

         o        enter into certain transactions with their affiliates;

         o        merge or consolidate with others; and

         o transfer and sell assets, including the equity interests of Majestic's restricted subsidiaries, or use asset sale proceeds.

In connection with the issuance of the Notes, on December 21, 2005, (i) the Senior Secured Notes Issuers entered into a Registration Rights Agreement by and among the Senior Secured Notes Issuers, the subsidiary guarantors named therein, and the Initial Purchaser and (ii) the Senior Notes Issuers entered into a Registration Rights Agreement by and among the Senior Notes Issuers, the subsidiary guarantors named therein, and the Initial Purchaser. These two Registration Rights Agreements are referred to herein together as the "Registration Rights Agreements." Under the Registration Rights Agreements, the Issuers have agreed to file and cause to file under the Securities Act registration statements relating to an offer to exchange any and all of the Senior Secured Notes and the Senior Notes, respectively, for a like aggregate principal amount of debt securities issued by the Senior Secured Notes Issuers and the Senior Notes Issuers, respectively, which debt securities are substantially identical to the Senior Secured Notes and the Senior Notes, respectively, except that such securities have been registered pursuant to an effective registration statement under the Securities Act. The Issuers will be required to pay additional interest on the Notes if they fail to perform certain obligations under the Registration Rights Agreements, including:

         o failing to file the registration statements for the exchange notes by the 150th day after the issue date of the Notes;

         o causing the registration statements to become effective by the 270th day after the issue date of the Notes; or


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         o        completing the exchange offers no later than 30 business days after the date on which the respective registration statements become effective.

Also on December 21, 2005, Majestic Holdco, LLC ("Holdco"), the Company's parent company, and Majestic Star Holdco, Inc., a wholly owned subsidiary of Holdco (together with Holdco, the "Discount Notes Issuers") issued $63.5 million aggregate principal amount at maturity ($45.1 million in gross proceeds) of 12 1/2% Senior Discount Notes due 2011 (the "Discount Notes").

The Company used the proceeds from the Notes and the Discount Notes to finance the Acquisition, refinance the debt of BHPA in the principal amount of $17.4 million and the debt of BHR in the amount of $0.3 million, defease the $16.3 million of remaining 11.653% Senior Notes of Majestic Investor Holdings, LLC and pay related transaction fees and expenses.

B. SENIOR SECURED CREDIT FACILITY AMENDMENT

Also, on December 21, 2005, the Company and its subsidiaries Barden Mississippi Gaming, LLC and Barden Colorado Gaming, LLC (together, the "Barden Subsidiaries") executed a fourth amendment (the "Fourth Amendment") to the Loan and Security Agreement among the Company, the Barden Subsidiaries, Wells Fargo Foothill, Inc., General Electric Capital Corporation, Allied Irish Banks, plc. and Canpartners Investments IV, LLC, dated as of October 7, 2003, as previously amended (the "Loan Agreement"). The fourth amendment to the Loan Agreement, among other things, extends the maturity of our senior secured credit facility from October 2007 to April 2010 and to amend certain definitions and covenants to recognize and accommodate the Acquisition.

The foregoing descriptions of the Purchase Agreements, the Indentures, the Registration Rights Agreements and the Fourth Amendment are qualified in their entirety by the copies of those documents that are included as exhibits to this Current Report and each is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         Pursuant to Item 9.01(a)(4) of Form 8-K, the Registrant will file such financial statements under cover of Form 8-K/A as soon as practicable, but no later than 71 calendar days from the date that this Form 8-K must be filed.

(b)      Pro Forma Financial Information.

         Pursuant to Item 9.01(a)(4) of Form 8-K, the Registrant will file such pro forma financial information under cover of Form 8-K/A as soon as practicable, but no later than 71 calendar days from the date that this Form 8-K must be filed.

(d)      Exhibits.


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
         Number   Description
         ------   ---------------------------------------------------------------
         10.1     Purchase Agreement, dated December 16, 2005 by and between The
                  Majestic Star Casino, LLC, The Majestic Star Casino Capital
                  Corp., each Subsidiary Guarantor (as defined therein) and
                  Jefferies & Company, Inc. regarding the Senior Secured Notes.
                  (Certain schedules and exhibits to the Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The
                  Registrant will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.)

         10.2     Purchase Agreement, dated December 16, 2005, by and between
                  The Majestic Star Casino, LLC, Majestic Star Casino Capital
                  Corp. II, each Subsidiary Guarantor (as defined therein) and
                  Jefferies & Company, Inc. regarding the Senior Notes. (Certain schedules and exhibits to the Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The
                  Registrant will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.)

         10.3     Supplemental Indenture, dated as of December 21, 2005, among
                  The Majestic Star Casino, LLC, The Majestic Star Casino
                  Capital Corp., the Subsidiary Guarantors (as defined therein), and The Bank of New York Trust Company, N.A., as successor to
                  The Bank of New York, as trustee for the purpose of making changes to the Indenture required for the issuance of additional notes

         10.4     Supplemental Indenture, dated as of December 21, 2005, among
                  The Majestic Star Casino, LLC, The Majestic Star Casino
                  Capital Corp., the Subsidiary Guarantors (as defined therein), and The Bank of New York Trust Company, N.A., as successor to
                  The Bank of New York, as trustee for the purpose of adding new subsidiary guarantors

         10.5     Indenture, dated as of December 21, 2005 among The Majestic
                  Star Casino, LLC, The Majestic Star Casino Capital Corp. II, the Subsidiary Guarantors (as defined therein), and The Bank of New York Trust Company N.A., as trustee regarding the Senior Notes.

         10.6     Registration Rights Agreement, dated December 21, 2005, among
                  The Majestic Star Casino, LLC, and The Majestic Star Casino
                  Capital Corp., and Jefferies & Company, Inc. regarding the
                  Senior Secured Notes

         10.7     Registration Rights Agreement, dated December 21, 2005, among
                  The Majestic Star Casino, LLC, and Majestic Star Casino
                  Capital Corp. II, and Jefferies & Company, Inc. regarding the
                  Senior Notes

         10.8 Amendment Number Four to Loan and Security Agreement dated as of December 21, 2005 by and among The Majestic Star Casino,
                  LLC, certain subsidiary signatories thereto, the lender signatories thereto and Wells Fargo Foothill, Inc., as Agent

         99.1     Press release dated December 21, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 28, 2005                 THE MAJESTIC STAR CASINO, LLC


                                  By:   /s/ Jon S. Bennett
                                        ---------------------------------------
                                        Jon S. Bennett, Vice President and
                                        Chief Financial Officer

                                  THE MAJESTIC STAR CASINO CAPITAL CORP.


                                  By:   /s/ Jon S. Bennett
                                        ---------------------------------------
                                        Jon S. Bennett, Vice President and
                                        Chief Financial Officer

                                  EXHIBIT INDEX


Number            Description
------            --------------------------------------------------------------
10.1              Purchase Agreement, dated December 16, 2005 by and between The
                  Majestic Star Casino, LLC, The Majestic Star Casino Capital
                  Corp., each Subsidiary Guarantor (as defined therein) and
                  Jefferies & Company, Inc. regarding the Senior Secured Notes.
                  (Certain schedules and exhibits to the Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The
                  Registrant will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.)

10.2              Purchase Agreement, dated December 16, 2005, by and between
                  The Majestic Star Casino, LLC, Majestic Star Casino Capital
                  Corp. II, each Subsidiary Guarantor (as defined therein) and
                  Jefferies & Company, Inc. regarding the Senior Notes. (Certain schedules and exhibits to the Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The
                  Registrant will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.)

10.3              Supplemental Indenture, dated as of December 21, 2005, among
                  The Majestic Star Casino, LLC, The Majestic Star Casino
                  Capital Corp., the Subsidiary Guarantors (as defined therein), and The Bank of New York Trust Company, N.A., as successor to
                  The Bank of New York, as trustee for the purpose of making changes to the Indenture required for the issuance of additional notes

10.4              Supplemental Indenture, dated as of December 21, 2005, among
                  The Majestic Star Casino, LLC, The Majestic Star Casino
                  Capital Corp., the Subsidiary Guarantors (as defined therein), and The Bank of New York Trust Company, N.A., as successor to
                  The Bank of New York, as trustee for the purpose of adding new subsidiary guarantors

10.5              Indenture, dated as of December 21, 2005 among The Majestic
                  Star Casino, LLC, The Majestic Star Casino Capital Corp. II, the Subsidiary Guarantors (as defined therein), and The Bank of New York Trust Company N.A., as trustee regarding the Senior Notes.

10.6              Registration Rights Agreement, dated December 21, 2005, among
                  The Majestic Star Casino, LLC, and The Majestic Star Casino
                  Capital Corp., and Jefferies & Company, Inc. regarding the
                  Senior Secured Notes

10.7              Registration Rights Agreement, dated December 21, 2005, among
                  The Majestic Star Casino, LLC, and Majestic Star Casino
                  Capital Corp. II, and Jefferies & Company, Inc. regarding the
                  Senior Notes

10.8 Amendment Number Four to Loan and Security Agreement dated as of December 21, 2005 by and among The Majestic Star Casino,
                  LLC, certain subsidiary signatories thereto, the lender signatories thereto and Wells Fargo Foothill, Inc., as Agent

99.1              Press release dated December 21, 2005